Credit Suisse 2012 Energy Summit February 2012 Exhibit 99.2

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers, III – Vice President
Joanna Pankey – Manager, Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These statements involve certain assumptions
PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil and gas and in estimating reserves, the timing and closing of acquisitions and divestments, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the SEC.
References to quantities of oil or natural gas may include amounts that the
Company believes will ultimately be produced, but that are not yet classified as
"proved reserves" under SEC definitions.
Corporate Information Director

Core Asset Areas Overview and Background
• PXP is an independent oil and gas
company primarily engaged in
acquiring, developing, exploring and
producing oil and gas properties
• Assets in PXP’s principal focus
areas include:
Mature properties with
long-lived reserves and
significant development
opportunities
Newer properties with
development and
exploration potential
• PXP is headquartered in Houston,
TX with operations located in the
continental United States
Overview
Background and Operations
Madden
Haynesville
Gulf of Mexico
San Joaquin Valley
Arroyo Grande
Santa Maria Basin
Los Angeles Basin
Eagle Ford

2011 Highlights
•
Consistently Strong Quarterly Operating Results
•
Exceptional Eagle Ford Development Results
•
Improved Eagle Ford and California Pricing Mechanisms
•
Improved Hedge Position Volumes and Pricing
•
GOM Financing and Lucius Sanctioning
•
Divested South Texas and Texas Panhandle Assets
•
Issued $600MM 6 5/8% Senior Notes Due 2021
•
Issued $1,000MM 6 3/4% Senior Notes Due 2022
•
Retired $1,324MM in Higher Cost Senior Notes

2011 Operational Results
•
411 MMBOE Proved Reserves YE 2011
•
Reserve Replacement Ratio of 222%
•
16% Reserve Growth year-over-year pro forma for
asset sales
•
18% Reserve Growth in oil/liquids pro forma for asset
sales
•
Oil/Liquids 59% of total proved, up from 54% in 2010
•
12.2 Year Proved R/P
(1)
(1) Pro forma for 2011 asset sales.

2011 Production & Revenue Analysis
•
98.9 MBOE per day Production in 2011, a 12% increase over
2010 and 23% pro forma for asset sales
•
82.2 MBOE per day pro forma Production in 2011, reflects
16.7 MBOE per day impact of fourth-quarter asset sales
•
Expect approximate 30% increase in 2012(E) oil/liquids revenue compared to 2011(E) oil/liquids revenue
•
Increase reflects impact of higher estimated oil/liquids
volumes and stronger pricing associated with new
marketing contracts
•
Oil/Liquids sales as a percentage of total revenue
2012(E)  90%±
2011(E)  78%
2010      74%
•
98% estimated Brent pricing for crude oil in 2012

6 2012 Oil Hedge Program “Costless Deferred Premium Strategy” (1) Weighted average price, see detailed pricing in addendum.

7 2013 Oil Hedge Program “Costless Deferred Premium Strategy” (1) Weighted average price, see detailed pricing in addendum.

California Oil Supply Sources
Source: The California Energy Commission.
100
200
300
400
500
600
700
800
1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010
California
Alaska
Foreign

PXP
Operational Plan at $110 Brent Oil
Oil & Gas Capital
Cash Flow
Production GOM Capital
PXP Net Production
Oil & Gas Cash Flow
(1)(2)
GOM Oil Production
Starts 2014
Eagle Ford
Oil Growth
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $108/Bbl Brent based oil pricing and natural gas pricing of $3.70/MMBtu in 2012 and $110/Bbl Brent based oil pricing and natural gas pricing of $4.00/MMBtu 2013 and beyond.

+1.8 Billion BOE
Undeveloped Resource Potential
Potential Reserves
283 MMBOE
162 MMBOE
106 MMBOE
Region
California
Eagle Ford
Gulf of Mexico
Potential Reserves
409 MMBOE
Region
Gulf of Mexico
5,200 Bcfe
40 Bcfe
Haynesville/Bossier
Madden

11 Strong Asset Intensity 11 Asset Intensity • High Margins • Durability Proved Reserves R/P 12.2 years (1) Resource R/P 62 years (1) (1) Pro forma for 2011 asset sales.

Multi Year Oil Growth
Production Growth Targets
42%
42%
58%
58%
34%
34%
66%
66%
30%
30%
70%
70%
31%
31%
69%
69%
47%
47%
53%
53%
94
(2)
103
(2)
118
(2)
137
(2)
82
(1)
(1) Pro forma for asset sales.
(2) Assumes $108/Bbl Brent based oil pricing and natural gas pricing of $3.70/MMBtu in 2012 and $110/Bbl Brent based oil pricing and natural gas pricing of $4.00/MMBtu 2013 and beyond.

13 Asset Production Target Profile Haynesville/Madden Haynesville/Madden California California Eagle Ford Eagle Ford GOM-Lucius GOM-Lucius GOM Risked GOM Risked Exploration Exploration Success Success

Capital Allocation
2012 Capital Program
(1) Includes development, exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
Exploration capital is defined as discovery and dry hole costs.
2012E
$1.6 Billion
(1)
20%
14%
9%
16%
California
Eagle Ford
GOM
Haynesville
Other
41%

California Oil
Onshore/Offshore
Los
Angeles
Basin
San Joaquin
Valley
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
217 MMBOE Proved Reserves
•
431 MMBOE Total Resource
Potential
•
68% Proved Developed
•
14.6 yr Proved R/P, 28.9 yr
Potential R/P
•
2,300+ Future Well Locations
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
Resource

California Oil
Operational Plan
PXP Net Production Oil & Gas Cash Flow
(1)(2)
Capital
Cash Flow
Production
$321 MM
$349 MM
$371 MM
$381 MM
$405 MM
$341 MM
$334 MM
$0
$300
$600
$900
$1,200
$1,500
$1,800
0
20
40
60
80
100
120
2012E 2013E 2014E 2015E 2016E 2017E 2018E
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $108/Bbl Brent based oil pricing and natural gas pricing of $3.70/MMBtu in 2012 and $110/Bbl Brent based oil pricing and natural gas pricing of $4.00/MMBtu 2013 and beyond.

San Joaquin Valley
Legend
PXP LEASES
Santa Maria Basin
LA Basin
Arroyo Grande
Midway Sunset
Cymric
South Belridge
McKittrick
Montebello
Inglewood
Urban Area
Las Cienegas
Onshore California
Lompoc
2012 Activity Map
PXP 2012 Gross Well Activity
•
82  Planned Wells
•
3   Planned Wells
• LAB 30  Planned Wells
• SMB 5 Planned Wells
Total         120   Planned Wells
PXP ACTIVE DRILLS
Total Future Locations
•
SJV           1900
•
LAB 400
•
SMB 10
Total        2310
SJV
SJV Explor

Eagle Ford Horizontal Oil Play
Operational Plan
PXP Net Production Oil & Gas Cash Flow
(1)(2)
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $108/Bbl Brent based oil pricing and natural gas pricing of $3.70/MMBtu in 2012 and $110/Bbl Brent based oil pricing and natural gas pricing of $4.00/MMBtu 2013 and beyond.
Capital Cash Flow
Production
$0
$100
$200
$300
$400
$500
$600
$700
$800
0
5
10
15
20
25
30
35
40
2012E 2013E 2014E 2015E 2016E 2017E 2018E
$655 MM
$575 MM
$602 MM
$623 MM
$427 MM
$200 MM
$27 MM

Eagle Ford Horizontal Oil Play
WILSON
ATASCOSA
Legend
PXP ACREAGE
OIL WINDOW
GAS CONDENSATE
WINDOW
DRY GAS WINDOW
The shaded area is for illustrative purposes only and does not reflect actual leasehold acreage.
•
PXP acreage position
•
~60,000 net acres
•
7 to 9 rigs running in 2012
•
Depth to Eagle Ford Top
•
~9,500' - 11,500' TVD
•
172 MMBOE Total Resource
Potential, 51.7 yr R/P
•
14 MBOE/D current rate
•
50+% 2011-2015 CAGR
•
500+ future locations

Gulf of Mexico
Operational Plan
Net Production Oil & Gas Cash Flow (1)(2)
Capital Cash Flow
Production
$230 MM
$191 MM
$177 MM
$10 MM
$35 MM
$40 MM
$49 MM
$0
$200
$400
$600
$800
$1,000
0
10
20
30
40
50
2012E
2013E
2014E
2015E 2016E
2017E 2018E
(1) Oil and Gas revenues minus lease expenses.
(2) Assumes $108/Bbl Brent based oil pricing and natural gas pricing of $3.70/MMBtu in 2012 and $110/Bbl Brent based oil pricing and natural gas pricing of $4.00/MMBtu 2013 and beyond.

Gulf of Mexico Portfolio
• 1 Discovery
• 29 Exploration Prospects
• 37 blocks of Exploration Acreage
• Interest in 102 blocks
• 570,000 gross acres / 191,000 net acres
Deepwater Leasehold
High-Quality Deepwater
GOM Assets
• Lucius discovery made PXP an
early mover in Pliocene play
– Acquisition of substantial
additional acreage at
favorable terms in the March
2010 lease sale
• Phobos prospect located in the
same Pliocene hydrocarbon
complex as the Lucius
discovery
– Analogous characteristics
to Lucius discovery well
– Additional upside potential
in the Lower Tertiary play

Lucius Oil Development
•
Lucius oil project commercial sanction announced in 2011
with additional production targeted for 2nd half 2014
•
“Gross resource potential in the Lucius field is approximately
300+ MMBOE”
(1)
•
The Hadrian 5 (KC 919-3) well, that is part of the Lucius
unitization agreement, initially “encountered 475 feet of net oil pay” and “drilling ahead to deeper objectives, encountered an additional 250 feet of net oil pay”
(2)
•
600+ MMBOE net resource potential from Phobos and
additional Pliocene, Miocene and Lower Tertiary prospects
(1) Source: Anadarko Petroleum Corporation (APC).
(2) Exxon Mobil Corporation (XOM) Q2 2011 Earnings Call Transcript.

Lucius / Hadrian / Phobos Oil Complex
500 MMBOE of Discovered Resource;
1+ BBOE Exploration Upside
LUCIUS Discovery
PHOBOS Prospect
Lucius 1
Lucius 1ST
Lucius 2
Hadrian 3
Hadrian 1
Hadrian 2
Phobos 1
•
Potential 2012 drill
•
25,000 acres higher than oil pay at
Hadrian 2
•
Pliocene, Miocene and Wilcox potential
•
Structure mapped on seismic
Hadrian 2
•
Over 1,000 feet of net sand
with over 400 feet of net oil
and gas pay
Hadrian 1
Lucius 2
Lucius 1
Hadrian 3
•
Over 500 feet of net oil pay
Hadrian 5 (KC 919-3)
•
Over 700 feet of net oil pay
Hadrian 5
HADRIAN Discovery
ExxonMobil / Hadrian 2
KC 964 OCSG-21451 #1
Source: Wood Mackenzie,
Plains Offshore estimates,
ExxonMobil and BOEMRE
ExxonMobil / Hadrian 1
KC 919 OCSG-21447 #1
•
Over 600 feet of net high-
quality oil pay with further
gas condensate pay
•
Successful flow test
complete
•
Over 900 feet of net sand with over
100 feet of net oil and gas pay
•
Kicked off additional delineation
drilling in the complex
•
Over 600 feet of net oil pay in three
primary oil pays
•
Deeper targets remaining to be drilled

24
2012 – 2014 Operational Plan
Existing Discoveries and Near-Term Exploration
(1) Lucius working interest post unitization; remaining working interests reflective of existing leasehold ownership.
Recent OCS Lease Sale High Bidder on Additional Inventory

Premium Emerging Pliocene Position
Pleistocene
Pliocene
Miocene
Lower Tertiary
Cretaceous Jurassic
Louann Salt
Allochthonous
Salt
Allochthonous
Salt
Sea Floor
Capri Elba Rex
Phobos
Pliocene
**Figure not to scale**
Corsica
•
Lucius discovery and derisked drilling inventory makes Plains
Offshore a leader in Pliocene trend
•
Excellent reservoir characteristics in thick unrestricted turbidite fan sandstones
•
Miocene and Wilcox provides upside
•
Lucius
•
•
Completed flow test
•
1   oil expected 2H2014
•
Significant exploration upside:
•
Phobos, Lucius offset, Capri, Rex, Dutch and Marcus
High-quality oil discovery
st

Natural Gas Portfolio
Projected Dry Gas Scenario at $4.00 Mcf
•
Closely align Natural Gas focused CapEx with Natural
Gas generated operating cash flow at $4.00/Mcf
2012 Projected Operating Cash Flow at $4.00/Mcf
Projected Dry Gas Cash Flow $  143 MM
2012 Projected Capital Allocation at $4.00/Mcf
Haynesville $  139 MM
Madden $      7 MM
$  146 MM
($    3) MM

2012 Objectives
•
Strong Quarterly Operating Results
•
15%+ Production Growth
•
Eagle Ford Oil Development Growth Focus
•
Continue Lucius Oil Development Build
Out with Third Party Funding
•
Drill Phobos Exploration Well with 300+
MMBOE Net Potential

28 Addendum

29 Updated Hedging Position Derivative Instruments (1) All of our derivatives are settled monthly. (2) The average strike price does not reflect the cost to purchase the put options or collars.

2011 Proved Reserves Reconciliation
(1) The Reserve Replacement Ratio is an indicator of our ability to replace annual production volume and grow our reserves. It is important to economically find and develop new reserves that will offset produced volumes and provide for future production given the inherent decline of hydrocarbon reserves as they are produced. This statistical indicator has limitations, including its predictive and comparative value. As such, this metric should not be considered in isolation or as a substitute for an analysis of our performance as reported under GAAP. Furthermore, this metric may not be comparable to similarly titled measurements used by other companies.

“People building value together to find and produce energy resources safely, reliably and efficiently”